                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      Know all by these presents, that the undersigned hereby constitutes and appoints each of Pamela C. McGuire and Steven M. Rapp, signing singly, the undersigned's true and lawful attorney-in-fact to execute and file on behalf of the undersigned in the undersigned's capacity as a Director and /or Executive Officer of The Pepsi Bottling Group, Inc. ("PBG") all necessary and/or required applications, reports, registrations, information, documents and instruments filed or required to be filed by PBG with the Securities and Exchange Commission ("SEC"), any stock exchanges or any governmental official or agency, including without limitation:

      1) execute and file any amendment or supplement to PBG's Annual Report on Form 10-K for the year ended December 27, 2003, with all exhibits thereto and other documents in connection therewith (the "Form 10-K");

      2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute the Form 10-K and timely file the Form 10-K;

      3) execute and file Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

      4) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form;

      5) execute and file Form 144 in accordance with Rule 144 of the Securities Act of 1933 and the rules thereunder;

      6) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 144 and timely file such form;

      7) execute and file Registration Statements on Form S-8 under the Securities Act of 1933;

      8) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Registration Statements on Form S-8 and timely file such form; and

      9) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Each of the attorneys-in-fact named herein shall have the power to act hereunder with or without the other. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is PBG assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of January 17, 2004.

                                            THE PEPSI BOTTLING GROUP, INC.

                                            By:  /s/ Pamela C. McGuire
                                                 ------------------------------
                                                 Pamela C. McGuire
                                                 Senior Vice President, General
                                                 Counsel and Secretary

SIGNATURE                        TITLE                                DATE
/s/ John T. Cahill               Chairman of the Board and Chief      January 14, 2004
---------------------------      Executive Officer
John T. Cahill

/s/ Alfred H. Drewes             Senior Vice President and Chief      January 14, 2004
---------------------------      Financial Officer
Alfred H. Drewes                 (Principal Financial Officer)


/s/ Andrea L. Forster            Vice President and Controller
---------------------------      (Principal Accounting Officer)       March 2, 2004
Andrea L. Forster

/s/ Linda G. Alvarado            Director                             December 17, 2003
---------------------------
Linda G. Alvarado

/s/ Barry H. Beracha             Director                             January 6, 2004
---------------------------
Barry H. Beracha

/s/ Ira D. Hall                  Director                             December 19, 2003
---------------------------
Ira D. Hall

/s/ Thomas H. Kean               Director                             December 12, 2003
---------------------------
Thomas H. Kean

/s/ Susan D. Kronick             Director                             December 15, 2003
---------------------------
Susan D. Kronick

/s/ Blythe J. McGarvie           Director                             December 19, 2003
---------------------------
Blythe J. McGarvie

/s/ Margaret D. Moore            Director                             December 18, 2003
---------------------------
Margaret D. Moore

/s/ Clay G. Small                Director                             December 17, 2003
---------------------------
Clay G. Small

/s/ Craig E. Weatherup           Director                             December 31, 2003
---------------------------
Craig E. Weatherup